                                                                    EXHIBIT 99.4

       SERIES A                                                 SERIES A
       PREFERRED                                                PREFERRED


      THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y. OR CRANFORD, N.J.

                                     SHARES
    SEE REVERSE FOR CERTAIN DEFINITIONS AND FOR IMPORTANT NOTICE ON TRANSFER
                       RESTRICTIONS AND OTHER INFORMATION
                               CUSIP 374297 20 8

                               GETTY REALTY CORP.
          a Corporation formed under the laws of the State of Maryland

THIS CERTIFIES THAT


is the owner of

                fully paid and nonassessable shares of Series A
                 Preferred Stock, $.01 par value per share, of

     GETTY REALTY CORP. (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the charter of the Corporation (the "Charter") and the Bylaws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers.

Dated

/s/ Randi Young Filip
Secretary

/s/ Leo Liebowitz
President

     GETTY REALTY CORP.
     CORPORATE
     SEAL
     MARYLAND
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                                IMPORTANT NOTICE

     The Corporation will furnish to any stockholder on request and without charge, a full statement of the information required by Section 2-211(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation has authority to issue, and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the charter of the Corporation (the "Charter") a copy of which will be sent without charge to each stockholder who so requests. Such request must be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

     The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Corporation's Charter, (i) no Person may Beneficially Acquire shares of the Corporation's Preferred Stock in excess of 5.0% of the number or value, whichever is more restrictive, of the outstanding shares of any class or series of Preferred Stock of the Corporation or Constructively Acquire in excess of 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of any class or series of Preferred Stock of the Corporation; (ii) no Person (other than a Conversion Holder with respect to such holder's conversion rights) may Beneficially Own shares of the Corporation's Common Stock in excess of 5.0% of the number or value, whichever is more restrictive, of the outstanding shares of Common Stock of the Corporation or Constructively Own in excess of 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of Common Stock of the Corporation; (iii) no Person may Beneficially Own shares of Capital Stock of the Corporation which has an aggregate value in excess of 5.0% of the value of the total outstanding shares of Capital Stock of the Corporation or Constructively Own shares of Capital Stock of the Corporation which have an aggregate value in excess of 9.9% of the value of the total outstanding shares of Capital Stock of the Corporation; (iv) no Person may Beneficially or Constructively Own Preferred Stock or Common Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (v) no Person may Transfer or Acquire shares of Preferred Stock if such Transfer or Acquisition would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Preferred Stock or Common Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Preferred Stock or Common Stock in excess of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Preferred Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Preferred Stock on request and without charge.

                          ----------------------------
          KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN
      OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A
            CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
                          ----------------------------

     The following abbreviations, when used in the inscription on the face of the Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -- as tenants in common                      UNIF GIFT MIN ACT ________________   Custodian ____________
TEN ENT -- as tenants by the entireties                                (Custodian)                  (Minor)
JT TEN  -- as joint tenants with right of                               under Uniform Gifts to Minors Act of
           survivorship and not as tenants                              ________________________________________
           in common                                                    (State)

                  Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED, _________________________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________


_____________________________________________


_________________________________________________________________________________________________________
         (Please Print or Typewrite Name and Address, including Zip Code, of Assignee)



____________________________________________________(_____________________) shares of Series A Preferred Stock of the Corporation represented by this Certificate and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________
Attorney to transfer the said shares of Series A Preferred Stock on the books of the Corporation. With full power of substitution in the premises.

Dated_____________________________________

                                                         _______________________________________________
                                                         NOTICE: This Signature To This Assignment Must
                                                         Correspond With The Name As Written Upon the Face
                                                         Of The Certificate in Every Particular, Without
                                                         Alteration Or Enlargement Of Any
                                                         Change Whatever.

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